                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                   May 7, 2003
                                   -----------
                                (Date of Report)


                            RAKO CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)

                Nevada                                 000-24633                             91-0853320
     (State or other jurisdiction                     (Commission                           (IRS Employer
           of incorporation)                         File Number)                        Identification No.)

             Two North College Avenue, Fayetteville, Arkansas 72701
             ------------------------------------------------------
                    (Address of principal executive offices)


                                 (479) 684-2700
                                 --------------
              (Registrant's telephone number, including area code)


                                     N/A
             ------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS

     The Registrant announced today that, effective May 1, 2003, Mr. Luis Delahoz, President of Centra Wireless Solutions, Inc., a wholly-owned subsidiary of the Registrant, was appointed President of Centra Industries, Inc., the principal operating subsidiary of the Registrant, replacing Mr. Gary M. Fuchs as President. Mr. Fuchs remains the Chief Executive Officer of Centra Industries, Inc. A copy of the press release is attached hereto as an Exhibit.


ITEM 7.           EXHIBITS.

              (c)     Exhibits.

         Exhibit No.       Document Description
         -----------       ---------------------
         99.1              Press Release, dated May 7, 2003, announcing appointment of
                           Luis Delahoz as President of Centra Industries, Inc.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATED:  MAY 7, 2003

                                            RAKO CAPITAL CORPORATION



                                            By:   /s/ Gary M. Fuchs
                                               ----------------------------
                                               Name: Gary M. Fuchs
                                               Title: Chief Executive Officer